UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2025

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2025, CaliberCos Inc. (the “Company”) entered into a advisory agreement (the “Agreement”) with Blake Elliot, Inc. (“Janover”). As compensation for the services provided by Janover to the Company, the Company shall issue Janover or its designees a total of 50,000 shares of Class A common stock, par value $0.001 (“Common Stock”). Pursuant to the Agreement, on or about July 19, 2025 the Company issued 25,000 restricted shares to Janover and on September 9, 2025, the Company issued Janover 25,000 shares of Common Stock previously registered further to the shelf registration statement referenced below (the “ Registered Shares”).

The Registered Shares were offered by the Company pursuant to its registration statement on Form S-3 (File No. 333-280243), for registration of up to $50,000,000 in aggregate value of securities of the Company, which was filed with the Securities and Exchange Commission on June 14, 2024 and declared effective on June 25, 2024. The offer and sale of the Registered Shares is described in the Company’s prospectus constituting a part of the Registration Statement, as supplemented by a prospectus supplement dated September 9, 2025.

The foregoing descriptions of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Manatt, Phelps & Phillips, LLP, counsel to the Company, has issued an opinion to the Company with respect to the validity of the Registered Shares issued and sold in the offering, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On September 9, 2025, the Company issued a press release announcing that it has completed its initial purchase of Chainlink (LINK) tokens as part of its digital asset treasury strategy. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
5.1	Opinion of Manatt, Phelps & Phillips, LLP
10.1	Advisory Agreement
23.1	Consent of Manatt, Phelps & Phillips, LLP (contained in Exhibit 5.1)
99.1	Press Release dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2025	CaliberCos Inc.

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer